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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 12, 1999


                             FIRSTMERIT CORPORATION
             (Exact name of registrant as specified in its charter)



            OHIO                       0-10161                  34-1339938
(State or other jurisdiction of      (Commission               (IRS employer
incorporation or organization)       file number)         identification number)



III CASCADE PLAZA, 7TH FLOOR  AKRON, OHIO      44308          (330) 384-8000
(Address of Principal Executive Offices)     (Zip Code)     (Telephone Number)








                                    Copy to:

                                 Kevin C. O'Neil
                                Brouse McDowell, LPA
                            500 First National Tower
                             Akron, Ohio 44308-1471
                                 (330) 434-5207

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ITEM 5.  OTHER EVENTS.

         On February 12, 1999, FirstMerit Corporation ("FirstMerit") completed its acquisition of Signal Corp ("Signal") whereby Signal was merged with and into FirstMerit. FirstMerit is the surviving entity. The merger was completed pursuant to the Agreement of Affiliation and Plan of Merger between FirstMerit and Signal, dated August 10, 1999. The merger was structured as a tax-free exchange for Signal shareholders who received FirstMerit common or preferred stock, and will be accounted for as a pooling-of-interest transaction.

         The terms of the merger are more fully described in the FirstMerit and Signal Joint Proxy Statement/Prospectus dated October 27, 1999, included in FirstMerit's Form S-4 Registration No. 333-63797.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  Financial Statements of Business Acquired.

         The consolidated balance sheets of Signal Corp and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in shareholders' equity, and cash flows for the years ended December 31, 1997, 1996 and 1995. (Incorporated by reference from
         Exhibit 99(a) of Form 8-K filed by the registrant on August 31, 1999).

         The consolidated balance sheets of Signal Corp and Subsidiaries as of June 30, 1998 and December 31, 1997, and the related consolidated statements of income, and cash flows for the six months ended June 30, 1998 and 1997. (Incorporated by reference from Exhibit 99(b) of Form 8-K filed by the registrant on August 31, 1999).

         Any additional financial statements information required by this Item will be filed by the registrant by amendment to this Form 8-K within the period required.

    (b)  Pro Forma Financial Information.

         The pro forma condensed combined balance sheets and income statements for the six months ended June 30, 1998 and 1997, and for the income statements for the years ended December 31, 1997, 1996 and 1995. (Incorporated by reference from the "Pro Forma Financial Information" section and other applicable sections, of the Form S-4/A (No. 333-63797) filed by the registrant on October 16, 1998).

         Any additional pro forma financial information required by this Item will be filed by the registrant by amendment to this Form 8-K within the period required.

    (c)  Exhibits

                  2(a) Agreement of Affiliation and Plan of Merger dated August 10, 1999 by and between FirstMerit Corporation and Signal Corp (Incorporated by reference from Exhibit 2(a) of Form 8-K filed by the registrant on August 18, 1999)

                  2(b) Signal Corp Stock Purchase Option dated August 11, 1999 (Incorporated by reference from Exhibit 2(b) of Form 8-K filed by the registrant on August 18, 1999)

                  99 Text of FirstMerit Corporation Press Release dated February 12, 1999




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FIRSTMERIT CORPORATION


Dated: March 4, 1999                             By: /s/ TERRY E. PATTON
                                                 ------------------------------
                                                     Terry E. Patton, Secretary


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                             FIRSTMERIT CORPORATION
                           CURRENT REPORT ON FORM 8-K



                                INDEX OF EXHIBITS


                EXHIBIT

                  2(a) Agreement of Affiliation and Plan of Merger dated August 10 by and between FirstMerit Corporation and Signal Corp. (Incorporated by reference from Exhibit 2(a) of Form 8-K filed by the registrant on August 18, 1999)

                  2(b) Signal Corp Stock Purchase Option dated August 11, 1999 (Incorporated by reference from Exhibit 2(b) of Form 8-K filed by the registrant on August 18, 1999)

                  99 Text of FirstMerit Corporation Press Release dated February 12, 1999